UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 24, 2003
                                                       ------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                   0-20943                  11-2880025
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


499 Thornall Street
Edison, New Jersey                                                      08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (732) 590-1600
                   -------------------------------------------
                         (Registrant's telephone number,
                              including area code)


           -------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Resignation of Executive Officer
     --------------------------------

     On November 24, 2003, Intelligroup, Inc. (the "Company") issued a press release reporting the resignation of Nicholas Visco from the position of Senior Vice President-Finance and Administration, Chief Financial Officer and Treasurer of the Company, effective November 30, 2003. Mr. Visco joined the Company in July 1998, and has served in such capacity since November 2000. In connection with such resignation, Mr. Visco executed a Separation Agreement (the "Separation Agreement") with the Company which provides for, among other things,
(i) a severance payment to Mr. Visco from the Company in the aggregate amount of $88,000, to be paid semi-monthly over a six-month period and (ii) should Mr. Visco select COBRA benefits through the Company's medical and dental health benefit plans, the Company's direct payment or reimbursement to Mr. Visco for COBRA premium payments for a period of six months. Mr. Visco has resigned from his position with the Company in order to pursue other opportunities.

     The Company has appointed Ed Carr, the Company's current Director of Finance, as the Company's Acting Chief Financial Officer pending its executive search for a new Chief Financial Officer.

     The  Separation  Agreement  and the press  release are  attached  hereto as
Exhibit 10.1 and Exhibit 99.1, respectively, and each is incorporated herein by reference. The foregoing description of each of the Separation Agreement and the press release is qualified in its entirety by reference to such document.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Information of Businesses Acquired.

      Not applicable.

(b)   Pro Forma Financial Information (unaudited).

      Not applicable.

(c)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

          10.1 Separation Agreement between Nicholas Visco and Intelligroup, Inc. dated November 24, 2003.

          99.1          Press Release of the Company dated November 24, 2003.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTELLIGROUP, INC.


                                     By: /s/ Nagarjun Valluripalli
                                         ---------------------------------------
                                         Name:  Nagarjun Valluripalli
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer

Date:  November 24, 2003


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